UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2021

BIMI International Medical Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34890	02-0563302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9th Floor, Building 2, Chongqing Corporation Avenue, Yuzhong District, Chongqing, P. R. China	116000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (8604) 1182209211

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	BIMI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

2.01 Completion of Acquisition or Disposition of Assets

This Amendment No. 1 to our Current Report on Form 8-K (this “Amendment”) is being filed by BIMI International Medical Inc. (the “Company”) for the purpose of amending Item 9.01 of that certain Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (“SEC”) on October 12, 2021 (the “Original Form 8-K”) in connection with the October 8, 2021 completion of the acquisition of Chongqing Zhuoda Pharmaceutical Co., Ltd. (“Zhuoda”). The Zhuoda acquisition was first announced on September 14, 2021.  As indicated in the Original Form 8-K, this Amendment is being filed to provide the financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, which were not previously filed with the Original Form 8-K as permitted by the rules of the SEC.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The following financial statements of Zhuoda are being filed as exhibits hereto and are incorporated by reference herein:

The audited combined financial statements of Zhuoda as of and for the six month periods ended June 30, 2021 and 2020 and for the years ended December 31, 2020nd 2019 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined statements of operations of the Company as of and for the six month period ended June 30, 2021 and for the year ended December 31, 2020, giving effect to the acquisition of Zhuoda, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

(c) Exhibits

Exhibit No.	Description
99.1	The audited combined financial statements of Zhuoda as of and for the six month periods ended June 30, 2021 and 2020 and for the years ended December 31, 2020 and 2019.

99.2	The unaudited pro forma condensed combined balance sheets of the Company as of June 30, 2021 and December 31, 2020 and the unaudited pro forma condensed combined statements of operations of the Company for the six months ended June 30, 2021 and the year ended December 31, 2020 giving effect to the acquisition of Zhuoda.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 6, 2021	BIMI International Medical Inc.

	By:	/s/ Tiewei Song
	Name:	Tiewei Song
	Title:	Chief Executive Officer

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